UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2015

INNSUITES HOSPITALITY TRUST

(Exact Name of Registrant as Specified in Charter)

Ohio	001-07062	34-6647590
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

InnSuites Hotels Centre, 1625 E. Northern Avenue,
Suite 105, Phoenix, AZ	85020
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (602) 944-1500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On December 22, 2015, InnSuites Hospitality Trust (the “Trust”) entered into a Securities Purchase Agreement (the “Agreement # 1”) with the purchaser set forth on the signature page thereto for the sale of 23,474 Shares of Beneficial Interest of the Trust, at a purchase price of $2.13 per Share. The Trust entered into a second Securities Purchase Agreement (the “Agreement # 2) with Rare Earth Financial, LLC (“Rare Earth”) for the sale of 21,929 Shares of Beneficial Interest of the Trust at a purchase price of $2.28 per Share. James F. Wirth, the Chairman and Chief Executive Officer of the Trust, serves as the managing member of Rare Earth, and Rare Earth is wholly owned by Mr. Wirth and his family members, including Pamela Barnhill, Vice Chairperson and President of the Trust. The aggregate gross proceeds from the sales under both Agreement # 1 and Agreement # 2 was approximately $100,000. On December 22, 2015, the closing price of Shares of Beneficial Interest of the Trust on the NYSE MKT was $2.28 per Share. The Board of Trustees (the “Board”) and the Audit Committee of the Trust approved this offering.

The foregoing description is not intended to be complete and is qualified in its entirety by reference to the full text of Agreement # 1 and Agreement # 2, which are filed as Exhibit 10.1 and Exhibit 10.2 to this Current Report on Form 8-K and are incorporated herein by reference.

In addition, on December 22, 2015, the Trust has provided a $500,000 Line of Credit to Phoenix Northern Resort LLC and a $500,000 Line of Credit to Tempe/Phoenix Airport Resort LLC. Each Line of Credit provides for an annual interest rate of return of 7.0%, no prepayment penalty and is due and payable on June 30, 2017. Rare Earth is the Managing Member of both Phoenix Northern LLC and Tempe/Phoenix Airport Resort LLC.

The foregoing description is not intended to be complete and is qualified in its entirety by reference to the full text of the Line of Credit Promissory Notes, which is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

Information regarding the private placement set forth under Item 1.01 above is incorporated herein by reference. The Shares of Beneficial Interest of the Trust have been issued in the offering described above in reliance on an exemption from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2015 Annual Meeting of Shareholders of the Trust (the “Annual Meeting”) held on December 22, 2015, Mr. JR Chase has been newly elected as a trustee of the Trust. The Board has determined Mr. Chase to be an independent trustee in accordance with the NYSE MKT’s listing standards for purposes of serving on the Board and the committee of the Trust of which he is a member.

Upon his election to the Board, Mr. Chase entered into a standard indemnification agreement that all trustees and executive officers of the Trust have previously entered into. The agreement provides for indemnification against all liabilities and expenses reasonably incurred by a trustee or an officer in connection with the defense or disposition of any suit or other proceeding, in which he or she may be involved or with which he or she may be threatened, while in office or thereafter, because of his or her position at the Trust. There is no indemnification for any matter as to which a trustee or an officer is adjudicated to have acted in bad faith, or with willful misconduct or reckless disregard of his or her duties, or gross negligence, or not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust. The Trust may advance payments in connection with indemnification under the agreement. The level of indemnification is to the full extent of the net equity based on appraised and/or market value of the Trust. A form of the agreement has previously been filed with the Securities and Exchange Commission.

Mr. Chase will receive the Trust’s standard compensation applicable to non-employee trustees, as described in the trustee compensation section of the Trust’s proxy statement for the Annual Meeting.

On December 22, 2015, in light of Mr. Chase’s election, the Board reconstituted the committees of the Board as follows:

●	Audit Committee: Mr. Leslie Kutasi (Chairman), Mr. Steve Robson and Ms. Cynthia Ketcherside

●	Governance and Nominating Committee: Ms. Ketcherside (Chairperson), Mr. Kutasi, Mr. Chase and Mr. Robson

●	Compensation Committee: Mr. Robson (Chairman), Ms. Ketcherside and Mr. Kutasi

The Board has further determined that Mr. Kutasi qualifies as the “audit committee financial expert.”

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, 6,450,608 shares were present in person or by proxy, which represented a quorum. Set forth below are the final voting results for the proposal submitted to a vote of the shareholders.

Election of Trustees

Nominee	Votes For	Votes Against	Abstentions

Marc Berg	6,446,987	50	3,571

JR Chase	6,446,887	150	3,571

Item 8.01 Other Events.

On December 22, 2015, the Board of Trustees approved a cash dividend of $0.01 per Share of Beneficial Interest of the Trust, payable on January 29, 2016 to shareholders of record as of January 15, 2016.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Securities Purchase Agreements between the Trust and Edward Strickland, dated as of December 22, 2015.

10.2	Securities Purchase Agreements between the Trust and Edward Strickland, dated as of December 22, 2015.

10.3	Line of Credit Promissory Note between the Trust and Phoenix Northern Resort LLC and a Line of Credit Promissory Note between the Trust and Tempe/Phoenix Airport Resort LLC, dated as of December 22, 2015.

99.1	IHT Press Release dated December 23, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

InnSuites Hospitality Trust

	By:	/s/ Adam B. Remis
Adam B. Remis
Chief Financial Officer

Date: December 23, 2015

EXHIBIT INDEX

Exhibit No.	Description

10.1	Securities Purchase Agreements between the Trust and Edward Strickland, dated as of December 22, 2015.

10.2	Securities Purchase Agreements between the Trust and Edward Strickland, dated as of December 22, 2015.

10.3	Line of Credit Promissory Note between the Trust and Phoenix Northern Resort LLC and a Line of Credit Promissory Note between the Trust and Tempe/Phoenix Airport Resort LLC, dated as of December 22, 2015.

99.1	IHT Press Release dated December 23, 2015.